Offerings - Offering: 1	Apr. 16, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 27,082,868.30
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,740.14
Offering Note
1.	Calculated as the aggregate maximum value of Shares being purchased. The fee of $3,740.14 is being paid in connection with the filing of the Schedule TO-I by Peachtree Alternative Strategies Fund (File No. 005-89754) on April 16, 2026.